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                                                                     Exhibit 23


                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-14605, 33-22146, 33-47570, 33-53195,
333-14521 and 333-14523) and Form S-3 (No. 333-51701) of Battle Mountain Gold Company of our report dated February 2, 1999 appearing on page 49 of this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Houston, Texas
March 2, 1999